SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934

               Date of Report (Date of earliest event
           reported):  August 20, 1997



                      SHOPKO STORES, INC.
   (Exact name of registrant as specified in its charter)


     Minnesota            1-10876            41-0985054
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


           700 Pilgrim Way
          Green Bay, Wisconsin                 54304
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(920) 497-2211

Item 5.  Other Events.

     On August 20, 1997 Shopko Stores, Inc. (the
"Company") announced the addition of Dr. James L.
Reinertsen, M.D. to its Board of Directors.  Dr.
Reinertsen is the Chief Executive Officer of
HealthSystem Minnesota and Chairman of the Institute for Clinical Systems Integration. Mr. Reinertsen replaces Michael W. Wright, Chairman, President and
Chief Executive Officer of SUPERVALU Inc., who resigned from the Board pursuant to the terms of the Stock
Buyback and Secondary Offering Agreement between ShopKo and SUPERVALU. The press release announcing the addition of Dr. Reinertsen to the Company's Board of Directors is attached as an exhibit hereto and is incorporated by reference herein.

     Item 7.  Financial Statements and Exhibits.

(c)       Exhibits

     Exhibit No.         Description

     99.1           Press Release dated August 20, 1997

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 22, 1997        SHOPKO STORES, INC.



                                By: /s/ Richard D. Schepp
                                    ----------------------
                                    Richard D. Schepp,
                                    Vice President Legal Affairs

                    EXHIBIT INDEX


Exhibit No.                     Description

99.1                            Press Release dated August 20, 1997